EXHIBIT 10.1
                                                   Securities Purchase Agreement


                         SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT, dated as of December 28, 2005 (this "Agreement"), by and among Duluth Venture Capital Partners, LLC, a Minnesota limited liability company (the "Seller") and the persons listed on Schedule A to this Agreement (each a "Purchaser" and collectively, the "Purchasers"). The Seller and each Purchaser are referred to herein as a "Party" and collectively, as the "Parties".

                                   BACKGROUND

      The Seller is the owner of a convertible note, dated December 13, 2005 (the "Note"), in the principal amount of $127,428, which is convertible into 600,000 shares (the "Seller Shares") of the common stock of Equicap, Inc., a Nevada corporation (the "Company"). The Seller desires to convert the Note and sell all of the Seller Shares to the Purchasers. The Seller Shares will represent at the Closing approximately 60.60% of the issued and outstanding capital stock of the Company calculated on a fully-diluted basis. The Purchasers desire to purchase all of the Seller Shares by purchasing the number of Seller Shares set forth opposite his or its name on Schedule A.

      NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the Company, the Seller and the Purchasers hereby agree as follows:

      1. Purchase and Sale.

      The Seller shall convert the Note into Seller Shares and sell, transfer, convey and deliver unto the Purchasers the Seller Shares, and each Purchaser shall acquire and purchase from the Seller the number of Seller Shares set forth opposite each such Purchaser's name on Schedule A to this Agreement.

      2. Purchase Price.

            (a) General. The gross purchase price (the "Purchase Price") for the Seller Shares, in the aggregate, is Four Hundred Ninety Two Thousand, Five Hundred Dollars ($492,500) payable as specified in this Section 2 subject to the other terms and conditions of this Agreement.

            (b) Payment at Closing. At the Closing, each Purchaser shall pay to the Seller the portion of the Purchase Price set forth opposite such Purchaser's name on Schedule A.

            (c) Adjustment for Outstanding Liabilities. In the event that the Company shall have any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes ("Liability"), as of the Closing, the portion of the Purchase Price payable at the Closing shall be reduced on a dollar for dollar basis by the amount of such Liability and if any such Liability remains after the Closing, then upon the demand of the Purchasers, the Seller shall immediately pay to the Purchasers the amount of any such Liability in cash.
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      3. The Closing.

            (a) General. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place by exchange of documents among the Parties by fax or courier, as appropriate, following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) not later than December 23, 2005 or such other date as the Purchasers and the Seller may mutually determine (the "Closing Date").

            (b) Delivery of Certificates in Escrow. As soon as possible after the date hereof, the Seller is delivering certificates (the "Certificates") evidencing the Seller Shares held by the Seller to Thelen Reid & Priest LLP, with offices at 701 Eighth Street, NW, Washington, DC 20001 (the "Escrow Agent"). The Escrow Agent shall hold the Certificates in escrow until the Closing at which time the Escrow Agent shall deliver the Certificates to the Purchasers immediately after delivery to the Seller of the total Purchase Price at Closing.

            (c) Deliveries at the Closing. At the Closing: (i) the Seller shall deliver to the Purchasers the various certificates, instruments, and documents referred to in Section 10(a) below; (ii) the Purchasers shall deliver to the Seller the various certificates, instruments, and documents referred to in
Section 10(b) below; (iii) the Purchasers shall deliver to the Seller the Purchase Price, by wire transfer to an account specified by the Seller to the Purchasers in writing in advance of the Closing; and (iv) the Seller shall deliver to the Purchasers the Certificates, endorsed in blank or accompanied by duly executed assignment documents and including a Medallion Guarantee.

      4. Appointment of Purchaser Representative.

      The Purchasers hereby irrevocably constitute and appoint, effective as of the date hereof, Fountainhead Investments, Inc. (together with its permitted successors, the "Purchaser Representative"), as their true and lawful agent and attorney-in-fact to enter into any agreement in connection with the transactions contemplated by this Agreement, to perform on behalf of the Purchasers any obligations or undertakings thereunder, to exercise all or any of the powers, authority and discretion conferred on it under any such agreement, to waive any terms and conditions of any such agreement (other than the amount of the Purchase Price), to give and receive notices on their behalf and to be their exclusive representative with respect to any matter, suit, claim, action or proceeding arising with respect to any transaction contemplated by any such agreement; and the Purchaser Representative agrees to act as, and to undertake the duties and responsibilities of, such agent and attorney-in-fact. This power of attorney is coupled with an interest and irrevocable. The Purchaser Representative shall not be liable for any action taken or not taken by him in connection with his obligations under this Agreement as long as such actions are taken or omitted in good faith and in the absence of willful misconduct or gross negligence. If the Purchaser Representative shall be unable or unwilling to serve in such capacity, his successor shall be named by those persons agreeing to acquire more than fifty percent (50%) in interest of the Seller Shares pursuant to this Agreement.


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      5. Representations and Warranties of the Seller.

      The Seller represents and warrants to the Purchasers that the statements contained in this Section 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 5).

            (a) The Seller has the power and authority to execute, deliver and perform Seller's obligations under this Agreement and to sell, assign, transfer and deliver to the Purchasers the Seller Shares as contemplated hereby. No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or consent of any third party is required in connection with the execution and delivery by Seller of this Agreement and the consummation of the transactions contemplated hereby.

            (b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by the Seller will violate or result in a breach of any term or provision of any agreement to which Seller is bound or is a party, or be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of Seller under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any properties or assets of Seller.

            (c) This Agreement has been duly and validly executed by Seller, and constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations, on the availability of equitable remedies.

            (d) The Seller Shares are owned beneficially and of record by Seller and are validly issued and outstanding, fully paid for and non-assessable with no personal liability attaching to the ownership thereof. Seller owns the Seller Shares free and clear of all liens, charges, security interests, encumbrances, claims of others, options, warrants, purchase rights, contracts, commitments, equities or other claims or demands of any kind (collectively, "Liens"), and upon delivery of the Seller Shares to the Purchasers, the Purchasers will acquire good, valid and marketable title thereto free and clear of all Liens. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than pursuant to this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

            (e) The Company is a corporation in good standing duly incorporated in the State of Nevada. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on its business. The Company has no subsidiaries and does not control any other subsidiaries, directly or indirectly, or have any direct or indirect equity participation in any other entity.

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            (f) The Company's  authorized  capital stock, as of the date of this
Agreement and as of the Closing, consists of 500,000,000 shares of Common Stock, $0.001 par value per share, of which 390,100 shares are issued and outstanding and held by approximately 405 stockholders of which (i) 53,800 shares are unrestricted and not held by affiliates, (ii) 36,300 shares are restricted but subject to Rule 144 and not held by affiliates, and (iii) 300,000 shares are restricted and held by the sole director and executive officer of the Company. The Company has not reserved any shares of its Common Stock for issuance upon the exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, Common Stock. All of the issued and
outstanding  shares  of  Common  Stock  are  validly  issued,   fully  paid  and
non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws. There are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock of the Company, nor is the Company committed to issue any such option, warrant, right or security. There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders, (ii) between or among the Seller and any third party, or (iii) to the best knowledge of the Seller between or among any of the Company's stockholders. The Company is not a party to any agreement granting any stockholder of the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act. The stockholder list provided to the Purchasers is a current shareholder list generated by its stock transfer agent, and such list accurately reflects all of the issued and outstanding shares of the Company's Common Stock.

            (g) As of the date hereof the Company has total Liabilities of less than $1,000, all of which Liabilities will be paid off at or prior to the Closing and shall in no event become the Liability of the Purchasers or remain the Liabilities of the Company following the Closing.

            (h) There is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding that is pending or, to the Seller's knowledge, threatened against the Company.

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            (i) During the period from  January 1, 2000 through the date hereof,
the  Company  has  filed  or  furnished  (i)  all  reports,   schedules,  forms,
statements, prospectuses and other documents required to be filed with, or furnished to, the Securities and Exchange Commission (the "SEC") by the Company (all such documents, as amended or supplemented, are referred to collectively as, the "Company SEC Documents") and (ii) all certifications and statements required by (x) Rule 13a-14 or 15d-14 under the Exchange Act, or (y) 18 U.S.C. ss.1350 (Section 906 of the Sarbanes-Oxley act of 2002) with respect to any applicable Company SEC Document (collectively, the "SOX Certifications"). The Company has made available to the Purchasers all SOX Certifications and comment letters received by the Company from the staff of the SEC and all responses to such comment letters by or on behalf of the Company. Through the date hereof, the Company complied in all respects with its SEC filing obligations under the Exchange Act and the Securities Act, as a reporting issuer under Section 12g of the Exchange Act. Each of the audited financial statements and related schedules and notes thereto and unaudited interim financial statements of the Company (collectively, the "Company Financial Statements") contained in the Company SEC Documents (or incorporated therein by reference) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except in the case of interim unaudited financial statements) except as noted therein, and fairly present in all respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders' equity for the periods then ended, subject (in the case of interim unaudited financial statements) to normal year-end audit adjustments (the effect of which will not, individually or in the aggregate, be adverse) and, such financial statements complied as to form as of their respective dates in all respects with applicable rules and regulations of the SEC. The financial statements referred to herein reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any Person not already included in such financial statements are required by GAAP to be included in the consolidated financial statements of the Company. As of their respective dates, each the Company SEC Document was prepared in accordance with and complied with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder, and the Company SEC Documents (including all financial statements included therein and all exhibits and schedules thereto and all documents incorporated by reference therein) did not, as of the date of effectiveness in the case of a registration statement, the date of mailing in the case of a proxy or information statement and the date of filing in the case of other the Company SEC Documents, contain any untrue statement of a fact or omit to state a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Company nor, to the Company's knowledge, any of its officers has received notice from the SEC or any other governmental authority questioning or challenging the accuracy, completeness, content, form or manner of filing or furnishing of the SOX Certifications. The Company is a reporting issuer pursuant to Section 12g of the Exchange Act.

            (j) The Company has properly filed all federal, state and local tax returns and has paid all taxes, assessments and penalties due and payable. All such tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns. There are no present, pending, or threatened audit, investigations, assessments or disputes as to taxes of any nature payable by the Company or any of its subsidiaries, nor any tax liens whether existing or inchoate on any of the assets of the Company or any of its subsidiaries, except for current year taxes not presently due and payable. No IRS or foreign, state, county or local tax audit is currently in progress. Neither the Company nor any of its subsidiaries has waived the expiration of the statute of limitations with respect to any taxes. There are no outstanding requests by the Company or any of its Subsidiaries for any extension of time within which to file any tax return or to pay taxes shown to be due on any tax return.

            (k) The Company maintains limited operations and does not employ any employees and does not maintain any employee benefit or stock option plans.

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            (l)  Since  December  31,  2004,  there  has not been  any  event or condition of any character which has adversely affected, or may be expected to adversely affect, the Company's business or prospects, including, but not limited to any adverse change in the condition, assets, liabilities (existing or contingent) or business of the Company from that shown in the financial statements of the Company included in its annual report on Form 10-KSB filed for the year ended December 31, 2004.

            (m) The Company has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply. To the knowledge of the Seller, neither the Company, nor any officer, director, employee, consultant or agent of the Company has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of a governmental authority or customer, under circumstances which could subject the Company or any officers, directors, employees or consultants of the Company to administrative or criminal penalties or sanctions.

            (n) No representation or warranty by the Seller in this Agreement, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

      6. Representations and Warranties of the Purchasers.

      Each Purchaser represents and warrants to the Seller as follows:

            (a) Each Purchaser has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of each Purchaser enforceable in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting the enforceability of creditor's rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

            (b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by any Purchaser with any of the provisions hereof will: violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Purchaser under any of the terms, conditions or provisions of any material note, bond, indenture, mortgage, deed or trust, license, lease, agreement or other instrument or obligation to which he is a party or by which he or any of his properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults as do not have, in the aggregate, any material adverse effect; or violate any material order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser or any of its properties or assets, except for such violations which do not have, in the aggregate, any material adverse effect.

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            (c) Each  Purchaser  is  acquiring  the  Seller  Shares  for his own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act. Each Purchaser agrees not to sell or otherwise transfer the Seller Shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available. Each Purchaser has knowledge and experience in financial and business matters such that he is capable of evaluating the merits and risks of acquiring the Seller Shares.

            (d) No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or the consent of any third party is required in connection with the execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby.

      7. Brokers and Finders.

      There are no finders and no parties shall be responsible for the payment of any finders' fees other than as specifically set forth herein. Other than the foregoing, neither the Seller nor the Company, nor any of their respective directors, officers or agents on their behalf, have incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or financial advisory services or other similar payment in connection with this Agreement.

      8. Pre-Closing Covenants.

      The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

            (a) General. Each of the Parties will use his or its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 10 below).

            (b) Notices and Consents.  The Seller will cause the Company to give any notices to third parties, and will cause the Company to use its best efforts to obtain any third party consents, that the Purchaser Representative may reasonably request. Each of the Parties will (and the Seller will cause the Company to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governmental authorities necessary in order to consummate the transactions contemplated hereby. The parties acknowledge that SEC Rule 14f-1 requires that an information statement containing certain specified disclosures be filed with the Securities and Exchange Commission and mailed to the Company's stockholders at least 10 days before any person designated by the Purchasers can become a director of the Company. The Purchasers and the Seller agree to cooperate fully with the Company in the preparation and timely filing of such information as soon as practicable following the Closing and with respect to the preparation and filing of a Form 8-K under the Exchange Act, regarding the change of control of the Company, when such change of control occurs, and to provide all information therefor respectively needed from them in a timely manner, so as not to cause undue delay in the filing of the information statement or the Form 8-K or any amendment thereto. Otherwise, the Seller is not aware of any third party consent nor other filing or notice to third parties that is necessary in respect of this Agreement.

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            (c)  Operation of Business.  The Seller will not cause or permit the
Company to engage in any practice, take any action, or enter into any transaction except for ministerial matters necessary to maintain the Company in good standing and to arrange for the filing of all necessary reports required under the Securities Exchange Act to make the Company a reporting company. Without limiting the generality of the foregoing, the Seller will not cause or permit the Company to (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock except as otherwise expressly specified herein,
(ii) issue, sell, or otherwise dispose of any of its capital stock, or grant any options, warrants, preemptive or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock, (iii) make any capital expenditures, loans, or incur any other obligations or liabilities, (iv) enter into any agreements involving expenditures individually, or in the aggregate, of more than $1,000 (other than agreements for professional services which will be paid in full at or prior to the Closing), (v) enter into any agreement or incur any other commitment or (vi) otherwise engage in any practice, take any action, or enter into any transaction that is inconsistent with the transactions contemplated hereby.

            (d) Preservation of Business. The Seller will cause the Company to keep its business and properties substantially intact until the Closing.

            (e) Notice of Developments. The Seller will give prompt written notice to the Purchaser Representative of any material adverse development causing a breach of any of the representations and warranties in Section 5 above. No disclosure by any Party pursuant to this Section, however, shall be deemed to amend or supplement the disclosures contained in the Schedules hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

            (f) Exclusivity. The Seller shall not, directly or indirectly, (i) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of the Seller Shares or any capital stock or other voting securities, or any assets (including any acquisition structured as a merger, consolidation, or share exchange) of the Company or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing. The Seller will vote the shares of the Company's Common Stock held by it in favor of any such acquisition structured as a merger, consolidation, or share exchange. The Seller shall notify the Purchaser immediately if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

      9. Post-Closing Covenants. The Parties agree as follows with respect to the period following the Closing.

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            (a)  General.  In case at any time  after the  Closing  any  further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 11 below). The Seller acknowledges and agree that from and after the Closing the Purchasers will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to the Company.

            (b) Litigation Support. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with
(i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, the other Party will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Section 11 below).

      10. Conditions to Obligation to Close.

            (a) Conditions to Obligation of the Purchaser.

      The obligation of the Purchasers to consummate the transactions to be performed by the Purchasers in connection with the Closing are subject to satisfaction of the following conditions:

                  (i) the representations and warranties set forth in Section 5 above shall be true and correct in all material respects at and as of the Closing Date;

                  (ii) the Seller shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

                  (iii) the Company shall have procured all of the third party consents required in order to effect the Closing;

                  (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Purchasers to own the Seller Shares and to control the Company, or (D) affect adversely the right of the Company to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                  (v) the Seller shall have delivered to the Purchasers a certificate to the effect that (A) each of the conditions specified above in
Section 10(a)(i)-(iv) is satisfied in all respects, and (B) as of the Closing, the Company has no Liabilities;

                  (vi) The Seller shall have converted the Note into the Seller Shares and the Seller shall have caused the Company to file a current report on Form 8-K disclosing the issuance of the Seller Shares and the Seller shall have filed any reports or schedules required to be filed by the Seller under applicable federal securities laws;

                  (vii) The Purchasers shall have received an opinion of counsel to the Seller providing that (A) all of the Seller Shares and all other outstanding shares were validly issued, are fully paid and non-assessable and were issued in compliance with all laws, including, without limitation, applicable federal and state securities laws, (B) all outstanding shares of the Company's common stock (other than control shares held by affiliates of the Company) may be transferred freely pursuant to Rule 144(k), and (C) no consents or notices are required to be given under any applicable laws in connection with the transactions contemplated by this Agreement;

                  (viii) the Purchasers shall have received the resignation of the Company's sole director and executive officer, which resignation shall be effective as of the Closing with respect to all of the executive offices held, and shall be effective as of the 10th day following the filing with the Securities and Exchange Commission and mailing to stockholders of the information statement that complies with the requirements of Rule 14f-1. Such information statement will be filed by the Company as soon as practicable following the Closing. The Purchasers shall have appointed Purchasers' designees as officers of the Company. The designee of the Purchasers who may be lawfully appointed to the Board of Directors of the Company as of the Closing shall have been appointed.

                  (ix) there shall not have been any occurrence, event, incident, action, failure to act, or transaction since December 31, 2004 which has had or is reasonably likely to cause a material adverse effect on the business, assets, properties, financial condition, results of operations or prospects of the Company;

                  (x) the Purchasers shall have completed their business, accounting and legal due diligence review of the Company, and the results thereof shall be consistent with the reports filed by the Company with the Securities and Exchange Commission, which reports have already been reviewed by the Purchasers;

                  (xi) the Purchasers shall have received such pay-off letters and releases relating to Liabilities as they shall have requested and such pay-off letters shall be in form and substance satisfactory to the Purchasers;

                  (xii) the Purchasers shall have conducted UCC, judgment lien and tax lien searches with respect to the Company, the results of which indicate no liens on the assets of the Company;

                  (xiii) the Seller shall have delivered to the Company copies of the Company's Certificate of Incorporation and bylaws, both as amended to the Closing Date, certified by the Secretary of the Company, resolutions adopted by the Board of Directors of the Company appointing the Purchasers designee as director and officer of the Company and authorizing such other action as the Purchaser's may reasonably require and the Seller shall have delivered to the Purchasers the Company's original minute book and corporate seal and all other original corporate documents and agreements;

                  (xiv) the Seller shall deliver to the Purchasers confirmation that the Company is in Good Standing in Nevada.

                  (xv) the Company shall have maintained at and immediately after the Closing its status as a company whose Common Stock is quoted on the OTC Bulletin Board; and

                  (xvi) all actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Purchasers.

                  (xvii) at the Closing, there shall be no more than 990,100 shares of the Company's Common Stock issued and outstanding.

      The Purchasers may waive any condition specified in this Section 10(a) at or prior to the Closing in writing executed by the Purchasers.

            (b) Conditions to Obligation of the Seller.

      The obligations of the Seller to consummate the transactions to be performed by it in connection with the Closing are subject to satisfaction of the following conditions:

                  (i) the representations and warranties set forth in Section 6 above shall be true and correct in all material respects at and as of the Closing Date;

                  (ii) the Purchasers shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

                  (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                  (iv) the Purchasers shall have delivered to the Seller a certificate to the effect that each of the conditions specified above in Section 10(b)(i)-(iii) is satisfied in all respects;

                  (v) all actions to be taken by the Purchasers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Seller.

      The Seller may waive any condition specified in this Section 10(b) at or prior to the Closing in writing executed by the Seller.

      11. Remedies for Breaches of This Agreement.

            (a)  Survival  of  Representations   and  Warranties.   All  of  the
representations and warranties of the Parties shall survive the Closing hereunder (even if a Party knew or had reason to know of any misrepresentation or breach of warranty by another Party at the time of Closing) and continue in full force and effect for a period of twenty four months thereafter.

            (b) Indemnification Provisions for Benefit of the Purchasers.

                  (i) In the event the Seller breaches (or in the event any third party alleges facts that, if true, would mean the Seller has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 11(a) above, provided that the Purchasers make a written claim for indemnification against the Seller within such survival period, then the Seller shall indemnify the Purchasers from and against the entirety of any Adverse Consequences the Purchasers may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Purchasers may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach). For purposes of this Agreement, "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, taxes, Liens, losses, lost value, expenses, and fees, including court costs and attorneys' fees and expenses.

                  (ii) The Seller shall indemnify the Purchasers from and against the entirety of any Adverse Consequences the Purchasers may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company (whether or not accrued or otherwise disclosed) (x) for any taxes of the Company with respect to any tax year or portion thereof ending on or before the Closing Date (or for any Tax year beginning before and ending after the Closing Date to the extent allocable to the portion of such period beginning before and ending on the Closing Date) and (y) for the unpaid taxes of any Person (other than the Company) under Section 1.1502-6 of the Regulations adopted under the Code (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                  (iii) The Seller shall indemnify the Purchasers from and against the entirety of any Liabilities arising out of the ownership of the Shares or operation of the Company prior to the Closing.

                  (iv) The Seller shall indemnify the Purchasers from and against the entirety of any Adverse Consequences the Purchasers may suffer resulting from, arising out of, relating to, in the nature of, or caused by any indebtedness or other Liabilities of the Company existing as of the Closing Date.

            (c) Indemnification Provisions for Benefit of the Seller. In the event the Purchasers breach (or in the event any third party alleges facts that, if true, would mean the Purchasers has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 11(a) above, provided that the Seller makes a written claim for indemnification against the Purchasers within such survival period, then the Purchasers shall indemnify the Seller from and against the entirety of any Adverse Consequences the Seller may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Seller may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

            (d) Matters Involving Third Parties.

                  (i) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 11, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                  (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the
Indemnified   Party  has  given  notice  of  the  Third  Party  Claim  that  the
Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                  (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 11(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                  (iv) In the event any of the conditions in Section 11(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the
Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 11.

                  (v) Other Indemnification Provisions. The Seller hereby indemnifies the Purchasers against any and all claims that may be filed by a current or former officer, director or employee of the Seller by reason of the fact that such person was a director, officer, employee, or agent of the Company or was serving the Company at the request of the Seller or the Company as a partner, trustee, director, officer, employee, or agent of another entity, whether such claim is for accrued salary, compensation, indemnification, judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought against the Company (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to an agreement, applicable law, or otherwise).

      12. Termination.

            (a) Termination of Agreement. The Parties may terminate this Agreement as provided below:

            (b) the Purchasers and the Seller may terminate this Agreement by mutual written agreement at any time prior to the Closing;

            (c) the Purchasers may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing if (A) the Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect and the Purchasers have notified the Seller of the breach, and the breach has continued without cure for a period of 2 days after the notice of breach; and (B) if the Closing shall not have occurred on or before January 31, 2006 by reason of the failure of any condition precedent under Section 10(a) hereof (unless the failure results primarily from the Purchasers themselves breaching any representation, warranty, or covenant contained in this Agreement) ; and

            (d) the Seller may terminate this Agreement by giving written notice to the Purchasers at any time prior to the Closing (A) in the event the Purchasers has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Seller has notified the Purchasers of the breach, and the breach has continued without cure for a period of 2 days after the notice of breach; or (B) if the Closing shall not have occurred on or before January 31, 2006, by reason of the failure of any condition precedent under Section 10(b) hereof (unless the failure results primarily from the Seller itself breaching any representation, warranty, or covenant contained in this Agreement).

            (e) Effect of Termination. If this Agreement terminates pursuant to this Section 12, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party, except for any Liability of a Party that is then in breach.

      13. Miscellaneous.

            (a) Facsimile Execution and Delivery. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

            (b) Press Releases and Public Announcements. Neither the Seller nor the Purchasers shall (and the Seller shall cause the Company not to) issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Purchasers; provided, however, that the Parties acknowledge that the Company may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the Seller will use their best efforts to advise the other Parties prior to making the disclosure).

            (c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

            (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

            (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Purchasers and the Seller; provided, however, that the Purchasers may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, and (ii) designate one or more of its Affiliates to perform its obligations hereunder, but no such assignment shall operate to release Purchasers or a successor from any obligation hereunder unless and only to the extent that Seller agrees in writing.

            (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

            (g) Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient at their addresses as specified on the signature page hereto, and, in the case of the Purchasers, to the Purchaser Repreentative.

      Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

            (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

            (j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Purchasers and the Seller or their respective representatives. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

            (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            (l) Expenses. Each of the Parties and the Company will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Seller agrees that the Company has not borne or will not bear any of the Seller's costs and expenses (including any of his legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

            (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations
promulgated  thereunder,   unless  the  context  requires  otherwise.  The  word
"including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. Nothing in the disclosure Schedules attached hereto shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the disclosure Schedules identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item in the disclosure Schedules or supplied in connection with the Purchasers' due diligence review, shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

            (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

            (o) Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 13(p) below), in addition to any other remedy to which they may be entitled, at law or in equity.

            (p) Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in New York County, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 13(h) above. Nothing in this Section 13(p), however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

                            [signature pages follow]

                            [Seller Signature Page]

      IN WITNESS WHEREOF, the undersigned Seller has duly executed this Agreement the date first above written.

                                           DULUTH VENTURE CAPITAL PARTNERS, LLC

                                           By /s/ William Wilkinson
                                             -----------------------------------
                                           Name: William Wilkinson
                                           Title:Managing Member

                                           Address: 60 South Sixth Street
                                                     Suite 3000
                                                     Minneapolis Minnesota 55042

                           [Purchaser Signature Page]

      IN WITNESS WHEREOF, each of the undersigned Purchasers has duly executed this Agreement the date first above written.

                                           LA PERGOLA INVESTMENTS LTD.

                                           By: /s/ David Cantor
                                              ----------------------------------
                                           Name: David Cantor
                                           Title:Principal

                           [Purchaser Signature Page]

      IN WITNESS WHEREOF, each of the undersigned Purchasers has duly executed this Agreement the date first above written.

                                          FOUNTAINHEAD INVESTMENTS, INC.

                                           By: /s/ Peter Zachariou
                                              ----------------------------------
                                           Name: Peter Zachariou
                                           Title:Principal

                           [Purchaser Signature Page]

      IN WITNESS WHEREOF, each of the undersigned Purchasers has duly executed this Agreement the date first above written.

                                           GAHA VENTURES, LLC

                                           By: /s/ Jodi Kirsch
                                              ----------------------------------
                                           Name: Jodi Kirsch
                                           Title:Principal

                           [Purchaser Signature Page]

      IN WITNESS WHEREOF, each of the undersigned Purchasers has duly executed this Agreement the date first above written.

                                           G4, LLC

                                           By:
                                              ----------------------------------
                                           Name:

                                           Title:

                 [Signature Page for Purchaser Representative]

      IN WITNESS WHEREOF, the undersigned Purchaser Representative has duly executed this Agreement with respect to the obligations set forth in Section 4 of this Agreement only as of the date first above written.

                                           PURCHASER REPRESENTATIVE

                                           FOUNTAINHEAD INVESTMENTS, INC.

                                           By:
                                              ----------------------------------
                                           Name: Peter Zachariou
                                           Title:  Principal

                                   SCHEDULE A

                                   PURCHASERS

----------------------------------------- ------------------------------------- --------------------------------------

            Name and Address                                                       Number of Seller Shares Being
              of Purchaser                            Amount Paid                             Acquired
----------------------------------------- ------------------------------------- --------------------------------------
      La Pergola Investments Ltd.                       $137,900                               174,333
             Portman House
               Hue Street
           St Helier, Jersey
----------------------------------------- ------------------------------------- --------------------------------------

     Fountainhead Investments, Inc.                     $177,300                               222,334
 8618 West 3rd Street, Los Angeles, CA
                 90048
----------------------------------------- ------------------------------------- --------------------------------------

           Gaha Ventures, LLC                            $88,650                               114,333
             25 Elm Street
           Woodbury NY 11797
----------------------------------------- ------------------------------------- --------------------------------------

                G4, LLC                                  $88,650                               108,000
             57 Rofay Drive
        East Northport, NY 11731
----------------------------------------- ------------------------------------- --------------------------------------